First Quarter 2006 Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking
statements subject to known and unknown risks and
uncertainties that could cause actual results to differ
materially from those expressed or implied by such
statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the
cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We
assume no obligation to update the information provided in
this presentation.

January 1, 2006
New name: Ryerson
New ticker symbol: “RYI”
New company: Leading market position
Enhanced profit potential
Strong cash-generating capability
Opportunities for organic
and external growth

The turnaround
EBITDA*
28.0
(48.7)
19.9
26.6
118.5
281.2
(100)
(50)
0
50
100
150
200
250
300
2000 2001 2002 2003 2004 2005
$ in millions
* Earnings before discontinued operations, taxes, interest expense, depreciation and amortization.  (Full reconciliation is attached.)

4 Three Fundamentals Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position

Target world-class
operations
Through 2004:
• Cut annualized fixed
costs by $85 million (2000-
2004)
• Optimized facility
configuration
• Centralized non-
customer-facing activities
• Consolidated purchasing
Intense focus on
operating efficiency
Organic growth
Acquisitions and joint
ventures to structurally
enhance competitive position
Three Fundamentals

2005 and beyond
Integration of Integris
2005 Beyond
Asset management
Ryerson Plus/Lean Six Sigma
Upgrade IT capabilities; consolidate
multiple platforms into single,
integrated platform using SAP
$50 million
Increase inventory turns
to 5x
Additional facility
consolidation
Training 26 more
Complete in 2008
•
Significant cost savings
consolidating 5 platforms into 1
• Seamless link with customers
and suppliers
• Detailed & timely decision
making information
• Facilitate sharing of inventory
and pricing information
$16 million*
15 trained to improve
workflow and
productivity
Successfully
rolling out
—
*Annualized cost savings—year end run rate
**From Integris acquisition on January 4, 2005
Reduce inventory
$170 million**
Consolidate
redundant facilities

7 Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position Three Fundamentals

Organic growth
Comprehensive research in 2002 showed:
Ryerson had a great reputation
But awareness was lacking
• 50% of potential customers unaware of Ryerson
Customers want the same things everywhere
• Available inventory, on-time delivery, competitive
prices, quality product, rapid response

Aggressive
marketing
• Advertising
• Direct mail
• Special
promotions
• Coordinated
sales follow-up
• Direct sales reps
Leads to trial • Good experience
leads to retention
• Measure internally
and externally
• Met or exceeded
expectations for
80% of customers
• Continuous effort
to improve
National marketing

10 2005 and beyond 10,000 new accounts 2003–2005 Beyond Annualized revenue of $200 million Expand into new vertical markets Cross-sell materials and capabilities Expand transactional business

11 Intense focus on operating efficiency Organic growth Acquisitions and joint ventures to structurally enhance competitive position Three Fundamentals

Acquisition strategy
Product/supply chain
Product/supply chain
Different Different Same Same
Service center industry is fragmented and consolidating
Cross-selling
opportunities
“Buying a cash
flow”
Very risky
New markets
“Add strength
to strength”
Highest overall
potential

Ryerson Tull acquisition record
Will not overpay
Priority on keeping customers and key employees
Capture integration value
Acquired Integris Metals (2004 sales of $2.0 billion) on January 4,
2005, for $644 million
Creates company with unparalleled product offerings, value-
added capabilities, customer service, and geographic reach
Immediately accretive
Expect annualized cost savings of at least $50 million by the end of 2007
• Plan to consolidate 20 facilities; reduce headcount by 400; align benefits; consolidated overhead, including IT; capture material cost savings
Expands business in faster growth, more profitable stainless and aluminum

$5,782
$5,109
$1,667
$939
$2,235
Ryerson Reliance Steel & Earle M.
Jorgensen (1)
Russel Metals (2) Metals USA (3) Olympic Steel
Leading metals service center company
Source: Company filings and press releases
1
Pro forma, assuming completion of the acquisition of Earle M. Jorgensen.
2
Converted to US$ using exchange rate as of 12/31/2005
3
Metals USA was acquired by Apollo in the 4
th
qtr. of 2005, therefore 4
th
qtr. earnings are not available. This number reflects 9
months of actual data annualized
$ in millions
Stainless
&
aluminum
sales
$2,888
2005 revenues

INDUSTRY OVERVIEW

RYERSON.

THE STRENGTH IN METAL

2005 and beyond
Complete In process
Integris acquisition
Joint ventures
Global sourcing
Customer and key
employee retention
Operating and sales
leadership in place within
two months
Maintain and improve
service levels
Leverage supply
relationships
Began eliminating
redundant facilities
Use economies of scale
to be a low-cost supplier
• Additional facility
consolidations
• Complete consolidation
of corporate overhead
Mexico and India
Other international
markets
Purchasing office
in Hong Kong
Direct access to foreign
mills
Creates a more
efficient global supply
chain

16 Current Environment * * * * *

Midwest$ / Ton Stainless
$ / Pound Aluminum
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05

Midwest$ / Ton
Q1 90
Q4 90
Q3 91
Q2 92
Q1 93
Q4 93
Q3 94
Q2 95
Q1 96
Q4 96
Q3 97
Q2 98
Q1 99
Q4 99
Q3 00
Q2 01
Q1 02
Q4 02
Q3 03
Q2 04
Q1 05
Q4 05

RYERSON.

Stainless and Aluminum
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
0.7
0.8
0.9
1
1.1
1.2
1.3
1.4
1.5
1.6
1.7
Stainless Aluminum
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Hot Rolled, Cold Rolled and Plate Prices
150
250
350
450
550
650
750
Hot Rolled Cold Rolled Carbon Plate
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Current environment— metals prices indicate strong market fundamentals

Current Environment
Mills and raw material providers have consolidated.
Relatively strong demand and pricing, compared to historic levels:
Carbon flat rolled. Prices have stabilized. Some concern about increased supply.
Aluminum. Customer demand remains strong. Prices remain
near historical highs despite declines in February.
Stainless. Pricing remains weak with inventory overhang.
Domestic producers have announced price increases effective
March 1, 2006.
Carbon plate. Remains strong. Some limited customer
allocations.

19 Financials * * * * * * * *

Strong Cash Flow
Not capital intensive
Capex roughly in line with depreciation
Generate cash from real estate sales with facility consolidation
Earnings are cyclical; cash flow is countercyclical
Inventory and debt reductions during downturns
Plan to improve working capital management and inventory turns
2005 cash flow of $320 million

Used to pay down debt
800
850
900
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
1,400
1/4/05 3/31/05 6/30/05 9/30/05 12/31/05
60%
62%
64%
66%
68%
70%
72%
74%
76%
Debt Debt-to-Capital
Ryerson Debt and Debt-to-Capital Trend 2005

Short term:
Reduce debt/capital to pre-acquisition levels of about
55%
Other considerations:
Growth-oriented capital spending
Selective acquisitions and joint ventures
Maintain pension funding
Future uses of cash flow

Incentive compensation aligned with shareholders
Designed to pay for performance and create long-term value
Incentive pay represents at least one-half of executive
officer’s total compensation
Annual incentive tied to OROOA (operating return on
operating assets)
Corporate staff: Tied to corporate performance
Service center staff: Tied to individual service center
Long-term incentive
Paid in performance shares
Tied to 4-year return on net assets
Stock ownership guidelines

North America’s leading metals service center
Strong in stainless and aluminum
Extensive reorganization drove earnings turnaround
Long-term strategic commitment to continuously improve
operations and competitive position
Programs in place to capture organic growth
Significant upside from recent acquisitions
Opportunities to sell excess assets and increase inventory turnover
Consolidating supply base improves industry fundamentals
Strong management team with proven ability to manage through industry changes
Investment highlights and conclusion

EBITDA Reconciliation
Net Income
Cumulative effect of change in
accounting principle
Discontinued operations (gain)/loss
Income tax/(benefit)
Interest on debt
Depreciation and amortization
EBITDA
$(29.9)
–
4.8
(8.4)
29.7
31.8
$28.0
$(60.2)
–
–
(39.6)
19.3
31.8
$(48.7)
$(96.3)
82.2
1.7
(7.3)
14.6
25.0
$19.9
$(14.1)
–
–
(2.0)
18.8
23.9
$26.6
$54.5
–
(7.0)
26.1
23.8
21.1
$118.5
$104.2
–
–
61.6
76.2
39.2
$281.2
2000 2001 2002 2003 2004 2005